UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021

CLICKSTREAM CORPORATION

nevada	000-52944	46-5582243
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8549 Wilshire Blvd., Suite 2181

Beverly Hills, CA 90211

(Address of principal executive offices)

(213) 205-0684

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Change in Registrant’s Certifying Accountant

New Independent Registered Public Accounting Firm

Effective November 11, 2021, the Board of Directors (the “Board”) of Clickstream Corporation (“we,” “our,” or the “Company”) approved the engagement of Salberg & Company, P.A. (“Salberg”) to serve as our independent registered public accounting firm for the fiscal year ended September 30, 2021.

During the Company’s fiscal years ended September 30, 2020 and 2019, and through November 8, 2021, neither the Company nor anyone acting on the Company’s behalf consulted with Salberg regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; (ii) or the type of audit opinion that might be rendered on our consolidated financial statements, in either case where a written report was provided or oral advice was provided that Salberg concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Previous Independent Registered Public Accounting Firm

Effective November 8, 2021, Weinberg & Company, P.A. (“Weinberg”) resigned as the Company’s independent registered public accounting firm. Weinberg served as the Company’s independent registered public accounting firm since 2017.

Weinberg’s report on our consolidated financial statements for our fiscal years ended September 30, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended September 30, 2020 and 2019, and through November 8, 2021: (i) there were no disagreements between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Weinberg’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with any reports on the financial statements for such years; and (ii) there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K.

We have provided Weinberg with a copy of the foregoing disclosures and have requested that Weinberg furnish us with a letter addressed to the United States Securities and Exchange Commission stating that it agrees with the above disclosures related to their firm. Attached as Exhibit 16.1 is a copy of that letter, dated November 8, 2021.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description

16.1	Letter to the Securities and Exchange Commission dated November 8, 2021 from Weinberg & Company, P.A. regarding the change in the independent registered accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2021	CLICKSTREAM CORPORATION

	By:	/s/ FRANK MAGLIOCHETTI
Frank Magliochetti Chief Executive Officer